DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST

                              Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS February 28, 1997

DEAR SHAREHOLDER:

In early 1996, the economy was fueled by pent-up consumer and business demand. Economic data at the time reflected substantial strength in the economy, which, coupled with market fears of a resurgence in inflation, had the Federal Reserve poised to increase interest rates. However, as economic growth moderated during the second and third quarter, the Federal Reserve remained on the sidelines. Then once again in the fourth quarter, signs of strong economic growth surfaced and interest rates climbed higher, with no sign of abatement by the end of February 1997.

During the twelve-months ended February 28, 1997, interest rates on intermediate-term U.S. Treasury securities were highly volatile, with yields on five-year U.S. Treasuries ranging from 5.51 percent to 6.85 percent. At the end of the period, the five-year U.S. Treasury note was yielding 6.39 percent, compared to 5.73 percent twelve months ago.

In March, the Federal Reserve raised the federal-funds rate 25 basis points to 5.50 percent. Although the current inflation environment remains favorable, the central bank raised concerns regarding the continuing strength of the economy and the potential resultant inflationary pressures. By the end of March, the 30-year U.S. Treasury rose above the important 7 percent level for the first time since September 1996.

PERFORMANCE AND PORTFOLIO STRUCTURE

The Fund's performance for the twelve-month period ended February 28, 1997 was impacted by the generally higher interest-rate environment. For this period, the Fund's total return was 3.42 percent. This included income distributions of $0.53 per share and a decline in net asset value from $9.92 to $9.71 per share. During the same period, the Lipper Intermediate U.S. Treasury Funds Average (Lipper Average) and the Lehman Brothers Intermediate U.S. Treasury Index (Lehman Index) posted returns of 3.64 percent and 4.75 percent, respectively. The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund from

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
LETTER TO THE SHAREHOLDERS, continued

inception (September 27, 1995) through February 28, 1997, versus a similar investment in the issues that comprise the Lehman Index and the Lipper Average.

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES

                      GROWTH OF $10,000


     DATE                   TOTAL        S&P 500      LIPPER
     ----                   -----        -------      ------
February 28, 1987          $10,000       $10,000      $10,000
February 29, 1988          $10,732       $ 9,728      $ 9,782
February 28, 1989          $11,836       $10,879      $10,992
February 28, 1990          $14,334       $12,929      $13,385
February 28, 1991          $14,746       $14,825      $13,141
February 29, 1992          $14,464       $17,200      $12,760
February 28, 1993          $16,390       $19,032      $14,030
February 28, 1994          $18,382       $20,612      $16,794
February 28, 1995          $18,150       $22,129      $15,837
February 29, 1996          $22,564       $29,799      $19,842
February 28, 1997          $27,277(3)    $37,601      $24,286

                         AVERAGE ANNUAL TOTAL RETURNS

                     1 YEAR        5 YEARS     10 YEARS
                     ------        -------     --------
                     20.88(1)      13.53(1)    10.56(1)
                     15.88(2)      13.29(2)    10.56(2)

                 ____ Fund     ____ S&P 500 (4)    ____LIPPER (5)

Past performance is not predictive of future returns.

--------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC)
       (1 year-5%, 5 years-2%, 10 years-0). See the Fund's current prospectus for complete details on fees and sales charges.

(3)    Closing value assuming a complete redemption on February 28, 1997.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Natural Resources Funds Average tracks the performance of all funds which invest more than 65% of their equity commitment in natural resource stocks, as reported by Lipper Analytical Services, Inc.

The Fund maintains a diversified investment strategy across the maturity spectrum, with the ability to extend to a maximum of eight years. At present, in light of the Federal Reserve's increase in the federal-funds rate, we have adjusted the Fund's weighted-average-maturity to approximately 5.5 years, to reflect a more cautious stance. Accordingly, as attractive investment opportunities become available, the average maturity may be adjusted.

LOOKING AHEAD

We expect the U.S. economy to maintain a moderate pace for 1997. Before taking overt action to slow the economy, the Federal Reserve Board is likely to look for sustained confirmation of rising inflationary pressures and a strong economy.

We believe the Fund, whose income is substantially free from state and local taxes in all 50 states and the District of Columbia, continues to offer investors an attractive alternative to other intermediate-term investments.

We appreciate your support of Dean Witter Intermediate Term U.S. Treasury Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
PORTFOLIO OF INVESTMENTS February 28, 1997

 PRINCIPAL                              DESCRIPTION
 AMOUNT IN                                  AND                                           COUPON
 THOUSANDS                             MATURITY DATE                                       RATE          VALUE
-----------  ---------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS (95.1%)
             U.S. Treasury Notes (81.8%)
$595         10/31/00 ........................................................             5.75 %   $  584,409
 120         11/30/01 ........................................................             5.875       117,494
 560         08/15/03 ........................................................             5.75        539,459
   5         02/15/04 ........................................................             5.875         4,832
 370         11/15/05 ........................................................             5.875       353,317
  30         02/15/07 ........................................................             6.25         29,352
                                                                                                     -----------
                                                                                                     1,628,863
                                                                                                     -----------
             U.S. Treasury Strips (13.3%)
 265         11/15/02 ........................................................             0.00        184,639
 135         02/15/05 ........................................................             0.00         80,401
                                                                                                     -----------
                                                                                                       265,040
                                                                                                     -----------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Identified Cost $1,941,893) .............................................              1,893,903
                                                                                                     -----------
             SHORT-TERM INVESTMENT (a)(1.5%)
             U.S. GOVERNMENT OBLIGATION
  30         U.S. Treasury Bill
             03/06/97 (Amortized Cost $29,980) ...............................             4.85         29,980
                                                                                                     -----------
             TOTAL INVESTMENTS
             (Identified Cost $1,971,873)(b) .................................            96.6%      1,923,883

             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ..................             3.4          67,687
                                                                                        --------    ------------

             NET ASSETS ......................................................           100.0%     $1,991,570
                                                                                        ========    ============

------------
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized depreciation is $47,990.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997

ASSETS:
Investments in securities, at value
 (identified cost $1,971,873) .........    $1,923,883
Cash...................................         8,016
Receivable for:
  Shares of beneficial interest sold  .        35,000
  Interest.............................        20,854
Receivable from affiliate .............        31,815
Deferred organizational expenses  .....       128,853
Prepaid expenses ......................        16,780
                                        ------------
  TOTAL ASSETS ........................     2,165,201
                                        ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest
  repurchased..........................        12,878
  Dividends to shareholders............           641
  Plan of distribution fee.............           536
Accrued expenses ......................        30,723
Organizational expenses ...............       128,853
                                        ------------
  TOTAL LIABILITIES....................       173,631
                                        ------------
NET ASSETS:
Paid-in-capital........................     2,128,635
Net unrealized depreciation ...........       (47,990)
Accumulated net realized loss .........       (89,075)
                                        ------------
  NET ASSETS...........................    $1,991,570
                                        ============
NET ASSET VALUE PER SHARE,
 205,020 shares outstanding (unlimited
 shares authorized of $.01 par value) .         $9.71
                                        ============


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1997

 NET INVESTMENT INCOME:
INTEREST INCOME .......................    $ 155,099
                                        -----------
EXPENSES
Professional fees .....................       62,077
Organizational expenses ...............       36,000
Shareholder reports and notices  ......       31,041
Registration fees .....................       23,770
Trustees' fees and expenses............       13,374
Investment management fee..............        9,458
Plan of distribution fee...............        8,936
Custodian fees.........................        2,965
Transfer agent fees and expenses ......        1,848
Other..................................        1,525
                                        -----------
  TOTAL EXPENSES ......................      190,994
  LESS: AMOUNTS WAIVED/REIMBURSED  ....     (182,058)
                                        -----------
  NET EXPENSES ........................        8,936
                                        -----------
  NET INVESTMENT INCOME................      146,163
                                        -----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss......................      (89,075)
Net change in unrealized depreciation         (6,941)
                                        -----------
  NET LOSS.............................      (96,016)
                                        -----------
NET INCREASE...........................    $  50,147
                                        ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE PERIOD
                                                           FOR THE YEAR     SEPTEMBER 27, 1995*
                                                               ENDED              THROUGH
                                                         FEBRUARY 28, 1997   FEBRUARY 29, 1996
------------------------------------------------------  -----------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................     $   146,163         $   80,604
Net realized gain (loss)...............................         (89,075)               759
Net change in unrealized depreciation .................          (6,941)           (41,049)
                                                        -----------------  -------------------
  NET INCREASE.........................................          50,147             40,314
                                                        -----------------  -------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................        (146,163)           (80,604)
Net realized gain......................................            (759)            --
                                                        -----------------  -------------------
  TOTAL................................................        (146,922)           (80,604)
                                                        -----------------  -------------------
Net increase (decrease) from transactions in shares of
 beneficial interest...................................      (2,348,227)         4,376,862
                                                        -----------------  -------------------
  NET INCREASE (DECREASE)..............................      (2,445,002)         4,336,572
NET ASSETS:
Beginning of period....................................       4,436,572            100,000
                                                        -----------------  -------------------
  END OF PERIOD........................................     $ 1,991,570         $4,436,572
                                                        =================  ===================

-------------
* Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS February 28, 1997
1. Organization and Accounting Policies

Dean Witter Intermediate Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is current income and preservation of principal. The Fund seeks to achieve its objective by investing in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on February 9, 1995 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on September 27, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS February 28, 1997, continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $180,000, of which approximately $129,000 will be reimbursed. The balance will be absorbed by the Investment Manager. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the Fund's net assets determined at the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager had undertaken to reimburse all operating expenses (except plan of distribution fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund had $50 million of net assets or until March 27, 1997, whichever occurred first. The

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS February 28, 1997, continued

Investment Manager has agreed to extend this period until February 28, 1998. At February 28, 1997, included in the Statement of Assets and Liabilities was a receivable from an affiliate which represents expense reimbursements due to the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates and other selected broker-dealers under the Plan: (1) compensation to, and expenses of, account executives of DWR and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares;
(3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended February 28, 1997, the distribution fee was accrued at the annual rate of 0.33%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The costs of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1997 were $1,087,644 and $3,459,887, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 1997, the Fund had transfer agent fees and expenses payable of approximately $1,800.

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS February 28, 1997, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                 FOR THE PERIOD
                                                     FOR THE YEAR             SEPTEMBER 27, 1995*
                                                         ENDED                      THROUGH
                                                   FEBRUARY 28, 1997           FEBRUARY 29, 1996
                                             ---------------------------  --------------------------
                                                SHARES         AMOUNT        SHARES        AMOUNT
                                             -----------  --------------  -----------  -------------
Sold                                            145,947     $ 1,418,741      659,183     $ 6,612,088
Reinvestment of dividends and distributions       7,200          69,866        4,161          41,820
                                             -----------  --------------  -----------  -------------
                                                153,147       1,488,607      663,344       6,653,908
Repurchased                                    (395,509)     (3,836,834)    (225,962)     (2,277,046)
                                             -----------  --------------  -----------  -------------
Net increase (decrease)                        (242,362)    $(2,348,227)     437,382     $ 4,376,862
                                             ===========  ==============  ===========  =============


------------

* Commencement of operations.

6. FEDERAL INCOME TAX STATUS

At February 28, 1997, the Fund had a net capital loss carryover of approximately $87,000 which will be available through February 28, 2005.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $2,000 during fiscal 1997.

As of February 28, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses.

Dean Witter Intermediate Term U.S. Treasury Trust
                             FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                  FOR THE PERIOD
                                               FOR THE YEAR     SEPTEMBER 27, 1995*
                                                   ENDED              THROUGH
                                             FEBRUARY 28, 1997   FEBRUARY 29, 1996
------------------------------------------  -----------------  -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....       $ 9.92              $10.00
                                            -----------------  -------------------
Net investment income .....................         0.53                0.21
Net realized and unrealized loss ..........        (0.21)              (0.08)
                                            -----------------  -------------------
Total from investment operations ..........         0.32                0.13
                                            -----------------  -------------------
Less dividends from net investment income          (0.53)++            (0.21)
                                            -----------------  -------------------
Net asset value, end of period ............       $ 9.71              $ 9.92
                                            =================  ===================
TOTAL INVESTMENT RETURN+ ..................         3.42%               1.23%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................         0.33%(3)            0.32%(2)(3)
Net investment income .....................         5.41%(3)            5.05%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...       $1,992              $4,437
Portfolio turnover rate ...................           42%                 20%(1)

------------
*      Commencement of operations.
+ Calculated based on the net asset value as of the last business day of the period.
++     Includes distributions from capital gains of $.003.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been 7.07% and (1.33)%, respectively, for the year ended February 28, 1997 and 2.82% and 2.55%, respectively, after application of the Fund's state expense limitation, for the period ended February 29, 1996.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Intermediate Term U.S. Treasury Trust (the "Fund") at February 28, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 27, 1995 (commencement of operations) through February 29, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
April 11, 1997

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
INTERMEDIATE TERM
U.S. TREASURY TRUST


ANNUAL REPORT
FEBRUARY 28, 1997